UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 8, 2018 (June 7, 2018)

Date of Report (date of earliest event reported)

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Rimini Street, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(702) 839-9671

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Rimini Street, Inc. 2018 Employee Stock Purchase Plan

At the Rimini Street, Inc. Annual Meeting of Stockholders held on June 7, 2018 (the “Annual Meeting”), the stockholders of Rimini Street, Inc. (the “Company”) approved the Rimini Street, Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”). The 2018 ESPP provides for the purchase by employees of up to an aggregate of 5,000,000 shares of the Company’s common stock.

A summary of the material terms of the 2018 ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 17, 2018 and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the 2018 ESPP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

There were 59,474,790 shares of common stock entitled to vote at the Annual Meeting, and shares were represented in person or by proxy at the Annual Meeting (approximately 83.4% of shares entitled to vote). Each of the proposals for stockholder approval was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting as follows:

Proposal 1: Election of Class I director nominees, each to hold office until the 2021 annual meeting of stockholders and until his or her successor is elected and duly qualified.

	For	Withheld	Broker Non-Votes
Margaret (Peggy) Taylor	46,148,839	42,379	3,435,502
Thomas Ashburn	46,153,743	37,475	3,435,502
Jack L. Acosta	46,148,839	42,379	3,435,502

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
49,625,463	391	416	0

Proposal 3: Approval of the 2018 ESPP:

For	Against	Abstain	Broker Non-Votes
46,148,339	41,254	1,625	3,435,502

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Exhibit Title
10.1	Rimini Street, Inc. 2018 Employee Stock Purchase Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 8, 2018	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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